Exhibit 99.2

C-COR Incorporated

Consolidated Statements of Operations - GAAP Basis

(unaudited, in thousands except per share amounts)

	Fiscal Year 2007					Fiscal Year 2006
	Reclassified September 29, 2006	Reclassified December 29, 2006	Reclassified March 30, 2007	Reclassified June 29, 2007	Reclassified Fiscal Year 2007	Reclassified September 23, 2005	Reclassified December 23, 2005	Reclassified March 24, 2006	Reclassified June 30, 2006	Reclassified Fiscal Year 2006	Reclassified Fiscal Year 2005
Net sales:
Products	$46,037	$51,916	$56,260	$57,240	$211,453	$40,783	$36,404	$35,765	$45,039	$157,991	$173,225
Content and operations management systems	12,744	15,871	15,536	15,905	60,056	10,655	17,617	10,560	12,807	51,639	23,943
Services	1,585	1,731	1,224	1,280	5,820	856	678	1,059	1,723	4,316	2,159

Total net sales	60,366	69,518	73,020	74,425	277,329	52,294	54,699	47,384	59,569	213,946	199,327

Cost of sales:
Products	29,201	31,085	31,710	32,373	124,369	26,649	23,719	21,772	25,468	97,608	102,708
Content and operations management systems	4,618	5,908	6,564	6,738	23,828	4,485	9,444	6,105	6,187	26,221	12,594
Services	974	989	1,042	756	3,761	518	485	647	918	2,568	1,937
Excess and obsolete inventory change	—	—	—	—	—	6,114	1,622	618	244	8,598	—

Total cost of sales	34,793	37,982	39,316	39,867	151,958	37,766	35,270	29,142	32,817	134,995	117,239

Gross margin	25,573	31,536	33,704	34,558	125,371	14,528	19,429	18,242	26,752	78,951	82,088
Gross margin%	42.4%	45.4%	46.2%	46.4%	45.2%	27.8%	35.5%	38.5%	44.9%	36.9%	41.2%

Operating expenses:
Selling and administrative	14,397	15,209	15,826	17,555	62,987	16,414	17,238	14,005	17,741	65,398	59,831
Research and product development	7,200	8,308	8,722	8,282	32,512	10,600	9,972	8,887	8,744	38,203	37,804
Amortization of other intangibles	829	829	829	799	3,286	1,516	1,278	912	885	4,591	5,697
Impairment charges	—	—	—	—	—	—	5,330	1,792	(112)	7,010	—
Acquired in-process technology charge	—	—	—	—	—	—	—	—	—	—	5,850
Loss (gain) on sale of product lines	245	—	—	—	245	—	—	(1,970)	18	(1,952)	—
Restructuring costs	400	200	180	180	960	383	1,367	3,287	1,546	6,583	993

Total operating expenses	23,071	24,546	25,557	26,816	99,990	28,913	35,185	26,913	28,822	119,833	110,175

Income (loss) from operations	2,502	6,990	8,147	7,742	25,381	(14,385)	(15,756)	(8,671)	(2,070)	(40,882)	(28,087)

Interest expense	(360)	(365)	(359)	(350)	(1,434)	(320)	(329)	(341)	(360)	(1,350)	(680)
Investment income	695	800	928	1,337	3,760	306	317	458	920	2,001	1,322
Foreign exchange gain (loss)	30	114	(270)	(40)	(166)	(134)	(113)	465	30	248	235
Gain on sale of bankruptcy trade claims	—	—	—	—	—	—	—	—	9,715	9,715	—
Other income (expense), net	71	14	304	40	429	67	235	177	2,656	3,135	(282)

Income (loss) before income taxes	2,938	7,553	8,750	8,729	27,970	(14,466)	(15,646)	(7,912)	10,891	(27,133)	(27,492)

Income tax expense (benefit)	764	846	687	494	2,791	563	716	655	1,005	2,939	(1,059)

Income (loss) from continuing operations	2,174	6,707	8,063	8,235	25,179	(15,029)	(16,362)	(8,567)	9,886	(30,072)	(26,433)

Discontinued operations, net of tax

Income (loss) from discontinued operations	(591)	(844)	(702)	511	(1,626)	201	651	619	1,295	2,766	743
Gain on sale of discontinued operations	—	—	—	4,810	4,810	—	—	—	—	—	—

Net income (loss)	$1,583	$5,863	$7,361	$13,556	$28,363	($14,828)	($15,711)	($7,948)	$11,181	($27,306)	($25,690)

Net income (loss) per share - basic:
Continuing operations	$0.04	$0.14	$0.16	$0.16	$0.52	$(0.31)	$(0.34)	$(0.18)	$0.20	$(0.63)	$(0.58)
Discontinued operations	(0.01)	(0.02)	(0.01)	0.11	0.06	0.00	0.01	0.01	0.03	0.06	0.01

Net income (loss)	$0.03	$0.12	$0.15	$0.27	$0.58	$(0.31)	$(0.33)	$(0.17)	$0.23	$(0.57)	$(0.57)

Net income (loss) per share - diluted:
Continuing operations	0.04	0.14	0.16	0.16	0.50	(0.31)	(0.34)	(0.18)	0.20	(0.63)	(0.58)
Discontinued operations	(0.01)	(0.02)	(0.02)	0.10	0.06	0.00	0.01	0.01	0.02	0.06	0.01

Net income (loss)	$0.03	$0.12	$0.14	$0.26	$0.56	$(0.31)	$(0.33)	$(0.17)	$0.22	$(0.57)	$(0.57)

Weighted average common shares and common share equivalents
Basic	48,048	48,248	49,080	49,670	48,762	47,804	47,867	47,896	47,999	47,891	45,325
Diluted	48,529	52,031	53,191	53,670	52,565	47,804	47,867	47,896	51,292	47,891	45,325

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Fiscal Year 2007					Fiscal Year 2006
	September 29, 2006	December 29, 2006	March 30, 2007	June 29, 2007	Fiscal Year 2007	September 23, 2005	December 23, 2005	March 24, 2006	June 30, 2006	Fiscal Year 2006	Fiscal Year 2005
Net sales:
Products	$46,037	$51,916	$56,260	$57,240	$211,453	$40,783	$36,404	$35,765	$45,039	$157,991	$173,225
Content and operations management systems	12,744	15,871	15,536	15,905	60,056	10,655	17,617	10,560	12,807	51,639	23,943
Services	1,585	1,731	1,224	1,280	5,820	856	678	1,059	1,723	4,316	2,159

Total net sales	60,366	69,518	73,020	74,425	277,329	52,294	54,699	47,384	59,569	213,946	199,327
Cost of sales:
Products	29,128	31,058	31,691	32,285	124,162	26,600	23,690	21,746	25,417	97,453	102,708
Content and operations management systems	4,591	5,890	6,534	6,693	23,708	4,456	9,436	6,085	6,152	26,129	12,594
Services	974	989	1,042	756	3,761	518	485	647	918	2,568	1,937
Excess and obsolete inventory change	—	—	—	—	—	—	—	—	—	—	—

Total cost of sales	34,693	37,937	39,267	39,734	151,631	31,574	33,611	28,478	32,487	126,150	117,239

Gross margin	25,673	31,581	33,753	34,691	125,698	20,720	21,088	18,906	27,082	87,796	82,088
Gross margin %	42.5%	45.4%	46.2%	46.6%	45.3%	39.6%	38.6%	39.9%	45.5%	41.0%	41.2%
Operating expenses:
Selling and administrative	13,649	14,447	15,439	16,649	60,184	15,554	16,343	13,659	17,042	62,598	59,831
Research and product development	7,060	8,200	8,631	7,963	31,854	10,386	9,818	8,847	8,534	37,585	37,804

Total operating expenses	20,709	22,647	24,070	24,612	92,038	25,940	26,161	22,506	25,576	100,183	97,635

Income (loss) from operations	4,964	8,934	9,683	10,079	33,660	(5,220)	(5,073)	(3,600)	1,506	(12,387)	(15,547)
Interest expense (benefit)	(360)	(365)	(359)	(350)	(1,434)	(320)	(329)	(341)	(360)	(1,350)	(680)
Investment income	695	800	928	1,337	3,760	306	317	458	920	2,001	1,322
Foreign exchange gain (loss)	30	114	(270)	(40)	(166)	(134)	(113)	465	30	248	235
Other income (expense), net	71	14	304	40	429	67	235	177	1,418	1,897	(282)

Income (loss) before income taxes	5,400	9,497	10,286	11,066	36,249	(5,301)	(4,963)	(2,841)	3,514	(9,591)	(14,952)
Income tax expense	764	846	687	494	2,791	563	716	655	1,005	2,939	(1,059)

Income (loss) from continuing operations	$4,636	$8,651	$9,599	$10,572	$33,458	$(5,864)	$(5,679)	$(3,496)	$2,509	$(12,530)	$(13,893)

Income (loss) per share from continuing operations:
Basic	$0.10	$0.18	$0.20	$0.21	$0.69	$(0.12)	$(0.12)	$(0.07)	$0.05	$(0.26)	$(0.31)
Diluted	$0.10	$0.18	$0.19	$0.20	$0.66	$(0.12)	$(0.12)	$(0.07)	$0.05	$(0.26)	$(0.31)

Weighted average common shares and common share equivalents
Basic	48,048	48,248	49,080	49,670	48,762	47,804	47,867	47,896	47,999	47,891	45,325
Diluted	48,529	52,031	53,191	53,670	52,565	47,804	47,867	47,896	51,292	47,891	45,325

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q1-FY07
	Historical September 29, 2006	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP September 29, 2006

Net sales:
Products	$46,037	$—			$46,037
Content and operations management systems	12,744	—			12,744
Services	10,805	9,220			1,585

Total net sales	69,586	9,220			60,366

Cost of sales:
Products	29,201	—	73	(1)	29,128
Content and operations management systems	4,618	—	27	(1)	4,591
Services	9,912	8,938	—		974
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	43,731	8,938	100		34,693

Gross margin	25,855	282	(100)		25,673
Gross margin %	37.2%	3.1%			42.5%

Operating expenses:
Selling and administrative	15,251	854	748	(1)	13,649
Research and product development	7,200	—	140	(1)	7,060
Amortization of other intangibles	829	—	829	(3)	—
Impairment charges	—	—		(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	245	—	245	(6)	—
Restructuring costs	400	—	400	(7)	—

Total operating expenses	23,925	854	2,362		20,709

Income (loss) from operations	1,930	(572)	(2,462)		4,964
Interest expense	(360)	—			(360)
Investment income	695	—			695
Foreign exchange gain (loss)	30	—			30
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	71	—		(9)	71

Income (loss) before income taxes	2,366	(572)	(2,462)		5,400

Interest expense (benefit)	783	19			764

Income (loss) from continuing operations	$1,583	$(591)	$(2,462)		$4,636

Income (loss) per share from continuing operations:
Basic	$0.03				$0.10
Diluted	$0.03				$0.10

Weighted average common shares and common share equivalents
Basic	48,048				48,048
Diluted	48,529				48,529

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q2-FY07
	Historical December 29, 2006	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP December 29, 2006

Net sales:
Products	$51,916	$—			$51,916
Content and operations management systems	15,871	—			15,871
Services	12,347	10,616			1,731

Total net sales	80,134	10,616			69,518

Cost of sales:
Products	31,085	—	27	(1)	31,058
Content and operations management systems	5,908	—	18	(1)	5,890
Services	11,480	10,491	—		989
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	48,473	10,491	45		37,937

Gross margin	31,661	125	(45)		31,581
Gross margin %	39.5%	1.2%			45.4%

Operating expenses:
Selling and administrative	15,896	687	762	(1)	14,447
Research and product development	8,308	—	108	(1)	8,200
Amortization of other intangibles	829	—	829	(3)	—
Impairment charges	—	—		(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	—	—		(6)	—
Restructuring costs	461	261	200	(7)	—

Total operating expenses	25,494	948	1,899		22,647

Income (loss) from operations	6,167	(823)	(1,944)		8,934

Interest expense	(365)	—			(365)
Investment income	800	—			800
Foreign exchange gain (loss)	114	—			114
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	14	—		(9)	14

Income (loss) before income taxes	6,730	(823)	(1,944)		9,497

Interest expense (benefit)	867	21			846

Income (loss) from continuing operations	$5,863	$(844)	$(1,944)		$8,651

Income (loss) per share from continuing operations:
Basic	$0.12				$0.18
Diluted	$0.12				$0.18

Weighted average common shares and common share equivalents
Basic	48,248				48,248
Diluted	52,031				52,031

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q3-FY07
	Historical March 30, 2007	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP March 30, 2007

Net sales:
Products	$56,260	$—			$56,260
Content and operations management systems	15,536	—			15,536
Services	10,897	9,673			1,224

Total net sales	82,693	9,673			73,020

Cost of sales:
Products	31,710	—	19	(1)	31,691
Content and operations management systems	6,564	—	30	(1)	6,534
Services	10,009	8,967	—		1,042
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	48,283	8,967	49		39,267

Gross margin	34,410	706	(49)		33,753
Gross margin %	41.6%	7.3%			46.2%

Operating expenses:
Selling and administrative	16,523	697	387	(1)	15,439
Research and product development	8,722	—	91	(1)	8,631
Amortization of other intangibles	829	—	829	(3)	—
Impairment charges	—	—		(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	—	—		(6)	—
Restructuring costs	870	690	180	(7)	—

Total operating expenses	26,944	1,387	1,487		24,070

Income (loss) from operations	7,466	(681)	(1,536)		9,683

Interest expense	(359)	—			(359)
Investment income	928	—			928
Foreign exchange gain (loss)	(270)	—			(270)
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	304	—		(9)	304

Income (loss) before income taxes	8,069	(681)	(1,536)		10,286

Interest expense (benefit)	708	21			687

Income (loss) from continuing operations	$7,361	$(702)	$(1,536)		$9,599

Income (loss) per share from continuing operations:
Basic	$0.15				$0.20
Diluted	$0.14				$0.19

Weighted average common shares and common share equivalents
Basic	49,080				49,080
Diluted	53,191				53,191

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q4-FY07
	Historical June 29, 2007	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP June 29, 2007

Net sales:
Products	$57,240	$—			$57,240
Content and operations management systems	15,905	—			15,905
Services	13,154	11,874			1,280

Total net sales	86,299	11,874			74,425

Cost of sales:
Products	32,373	—	88	(1)	32,285
Content and operations management systems	6,738	—	45	(1)	6,693
Services	11,307	10,551	—		756
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	50,418	10,551	133		39,734

Gross margin	35,881	1,323	(133)		34,691
Gross margin %	41.6%	11.1%			46.6%

Operating expenses:
Selling and administrative	18,288	733	906	(1)	16,649
Research and product development	8,282	—	319	(1)	7,963
Amortization of other intangibles	799	—	799	(3)	—
Impairment charges	—	—		(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	—	—		(6)	—
Restructuring costs	271	91	180	(7)	—

Total operating expenses	27,640	824	2,204		24,612

Income (loss) from operations	8,241	499	(2,337)		10,079

Interest expense	(350)	—			(350)
Investment income	1,337	—			1,337
Foreign exchange gain (loss)	(41)	(1)			(40)
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	4,884	4,844		(9)	40

Income (loss) before income taxes	14,071	5,342	(2,337)		11,066

Interest expense (benefit)	515	21	0		494

Income (loss) from continuing operations	$13,556	$5,321	$(2,337)		$10,572

Income (loss) per share from continuing operations:
Basic	$0.27				$0.21
Diluted	$0.26				$0.20

Weighted average common shares and common share equivalents
Basic	49,670				49,670
Diluted	53,670				53,670

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	FY 2007
	Historical June 29, 2007	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP June 29, 2007
Net sales:
Products	$211,453	$—	$—		$211,453
Content and operations management systems	60,056	—	—		60,056
Services	47,203	41,383	—		5,820

Total net sales	318,712	41,383	—		277,329

Cost of sales:
Products	124,369	—	207	(1)	124,162
Content and operations management systems	23,828	—	120	(1)	23,708
Services	42,708	38,947	—		3,761
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	190,905	38,947	327		151,631

Gross margin	127,807	2,436	(327)		125,698
Gross margin %	40.1%	5.9%			45.3%

Operating expenses:
Selling and administrative	65,958	2,971	2,803	(1)	60,184
Research and product development	32,512	—	658	(1)	31,854
Amortization of other intangibles	3,286	—	3,286	(3)	—
Impairment charges	—	—	—	(4)	—
Acquired in-process technology charge	—	—	—	(5)	—
Loss (gain) on sale of product lines	245	—	245	(6)	—
Restructuring costs	2,002	1,042	960	(7)	—

Total operating expenses	104,003	4,013	7,952		92,038

Income (loss) from operations	23,804	(1,577)	(8,279)		33,660

Interest expense	(1,434)	—	—		(1,434)
Investment income	3,760	—	—		3,760
Foreign exchange gain (loss)	(167)	(1)	—		(166)
Gain on sale of bankruptcy trade claims	—	—	—	(8)	—
Other income (expense), net	5,273	4,844	—	(9)	429

Income (loss) before income taxes	31,236	3,266	(8,279)		36,249

Interest expense (benefit)	2,873	82	0		2,791

Income (loss) from continuing operations	$28,363	$3,184	$(8,279)		$33,458

Income (loss) per share from continuing operations:
Basic	$0.58				$0.69
Diluted	$0.56				$0.66

Weighted average common shares and common share equivalents
Basic	48,762				48,762
Diluted	52,565				52,565

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q1-FY06
	Historical September 23, 2005	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP September 23, 2005
Net sales:
Products	$40,783	$—			$40,783
Content and operations management systems	10,655	—			10,655
Services	12,056	11,200			856

Total net sales	63,494	11,200			52,294

Cost of sales:
Products	26,649	—	49	(1)	26,600
Content and operations management systems	4,485	—	29	(1)	4,456
Services	10,731	10,213			518
Excess and obsolete inventory change	6,114	—	6,114	(2)	—

Total cost of sales	47,979	10,213	6,192		31,574

Gross margin	15,515	987	(6,192)		20,720
Gross margin %	24.4%	8.8%			39.6%

Operating expenses:
Selling and administrative	17,183	769	860	(1)	15,554
Research and product development	10,600	—	214	(1)	10,386
Amortization of other intangibles	1,516	—	1,516	(3)	—
Impairment charges	—	—		(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	—	—		(6)	—
Restructuring costs	383	—	383	(7)	—

Total operating expenses	29,682	769	2,973		25,940

Income (loss) from operations	(14,167)	218	(9,165)		(5,220)

Interest expense	(320)	—			(320)
Investment income	306	—			306
Foreign exchange gain (loss)	(134)	—			(134)
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	67	—		(9)	67

Income (loss) before income taxes	(14,248)	218	(9,165)		(5,301)

Interest expense (benefit)	580	17			563

Income (loss) from continuing operations	$(14,828)	$201	$(9,165)		$(5,864)

Income (loss) per share from continuing operations:
Basic	$(0.31)				$(0.12)
Diluted	$(0.31)				$(0.12)

Weighted average common shares and common share equivalents
Basic	47,804				47,804
Diluted	47,804				47,804

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q2-FY06
	Historical December 23, 2005	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP December 23, 2005
Net sales:
Products	$36,404	—			$36,404
Content and operations management systems	17,617	—			17,617
Services	12,647	11,969			678

Total net sales	66,668	11,969			54,699

Cost of sales:
Products	23,719	—	29	(1)	23,690
Content and operations management systems	9,444	—	8	(1)	9,436
Services	10,859	10,374			485
Excess and obsolete inventory change	1,622	—	1,622	(2)	—

Total cost of sales	45,644	10,374	1,659		33,611

Gross margin	21,024	1,595	(1,659)		21,088
Gross margin %	31.5%	13.3%			38.6%

Operating expenses:
Selling and administrative	18,160	922	895	(1)	16,343
Research and product development	9,972	—	154	(1)	9,818
Amortization of other intangibles	1,278	—	1,278	(3)	—
Impairment charges	5,330	—	5,330	(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	—	—		(6)	—
Restructuring costs	1,367	—	1,367	(7)	—

Total operating expenses	36,107	922	9,024		26,161

Income (loss) from operations	(15,083)	673	(10,683)		(5,073)

Interest expense	(329)	—			(329)
Investment income	317	—			317
Foreign exchange gain (loss)	(113)	—			(113)
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	235	—		(9)	235

Income (loss) before income taxes	(14,973)	673	(10,683)		(4,963)

Interest expense (benefit)	738	22			716

Income (loss) from continuing operations	$(15,711)	$651	$(10,683)		$(5,679)

Income (loss) per share from continuing operations:
Basic	$(0.33)				$(0.12)
Diluted	$(0.33)				$(0.12)

Weighted average common shares and common share equivalents
Basic	47,867				47,867
Diluted	47,867				47,867

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q3-FY06
	Historical March 24, 2006	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP March 24, 2006
Net sales:
Products	$35,765	$—			$35,765
Content and operations management systems	10,560	—			10,560
Services	14,057	12,998			1,059

Total net sales	60,382	12,998			47,384

Cost of sales:
Products	21,772	—	26	(1)	21,746
Content and operations management systems	6,105	—	20	(1)	6,085
Services	12,141	11,494			647
Excess and obsolete inventory change	618	—	618	(2)	—

Total cost of sales	40,636	11,494	664		28,478

Gross margin	19,746	1,504	(664)		18,906
Gross margin %	32.7%	11.6%			39.9%

Operating expenses:
Selling and administrative	14,869	864	346	(1)	13,659
Research and product development	8,887	—	40	(1)	8,847
Amortization of other intangibles	912	—	912	(3)	—
Impairment charges	1,792	—	1,792	(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	(1,970)	—	(1,970)	(6)	—
Restructuring costs	3,287	—	3,287	(7)	—

Total operating expenses	27,777	864	4,407		22,506

Income (loss) from operations	(8,031)	640	(5,071)		(3,600)

Interest expense	(341)	—			(341)
Investment income	458	—			458
Foreign exchange gain (loss)	465	—			465
Gain on sale of bankruptcy trade claims	—	—		(8)	—
Other income (expense), net	177	—		(9)	177

Income (loss) before income taxes	(7,272)	640	(5,071)		(2,841)

Interest expense (benefit)	676	21			655

Income (loss) from continuing operations	$(7,948)	$619	$(5,071)		$(3,496)

Income (loss) per share from continuing operations:
Basic	$(0.17)				$(0.07)
Diluted	$(0.17)				$(0.07)

Weighted average common shares and common share equivalents
Basic	47,896				47,896
Diluted	47,896				47,896

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	Q4-FY06
	Historical June 30, 2006	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP June 30, 2006
Net sales:
Products	$45,039	$—			$45,039
Content and operations management systems	12,807	—			12,807
Services	14,136	12,413			1,723

Total net sales	71,982	12,413			59,569

Cost of sales:
Products	25,468	—	51	(1)	25,417
Content and operations management systems	6,187	—	35	(1)	6,152
Services	12,630	11,712			918
Excess and obsolete inventory change	244	—	244	(2)	—

Total cost of sales	44,529	11,712	330		32,487

Gross margin	27,453	701	(330)		27,082
Gross margin %	38.1%	5.6%			45.5%

Operating expenses:
Selling and administrative	18,737	996	699	(1)	17,042
Research and product development	8,744	—	210	(1)	8,534
Amortization of other intangibles	885	—	885	(3)	—
Impairment charges	(112)	—	(112)	(4)	—
Acquired in-process technology charge	—	—		(5)	—
Loss (gain) on sale of product lines	18	—	18	(6)	—
Restructuring costs	1,572	26	1,546	(7)	—

Total operating expenses	29,844	1,022	3,246		25,576

Income (loss) from operations	(2,391)	(321)	(3,576)		1,506

Interest expense	(360)	—			(360)
Investment income	920	—			920
Foreign exchange gain (loss)	30	—			30
Gain on sale of bankruptcy trade claims	11,352	1,637	9,715	(8)	—
Other income (expense), net	2,656	—	1,238	(9)	1,418

Income (loss) before income taxes	12,207	1,316	7,377		3,514

Interest expense (benefit)	1,026	21			1,005

Income (loss) from continuing operations	$11,181	$1,295	$7,377		$2,509

Income (loss) per share from continuing operations:
Basic	$0.23				$0.05
Diluted	$0.22				$0.05

Weighted average common shares and common share equivalents
Basic	47,999				47,999
Diluted	51,292				51,292

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	FY 2006
	Historical June 30, 2006	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP June 30, 2006
Net sales:
Products	$157,991	$—			$157,991
Content and operations management systems	51,639	—			51,639
Services	52,896	48,580			4,316

Total net sales	262,526	48,580			213,946

Cost of sales:
Products	97,608	—	155	(1)	97,453
Content and operations management systems	26,221	—	92	(1)	26,129
Services	46,361	43,793	—		2,568
Excess and obsolete inventory change	8,598	—	8,598	(2)	—

Total cost of sales	178,788	43,793	8,845		126,150

Gross margin	83,738	4,787	(8,845)		87,796
Gross margin %	31.9%	9.9%			41.0%

Operating expenses:
Selling and administrative	68,949	3,551	2,800	(1)	62,598
Research and product development	38,203	—	618	(1)	37,585
Amortization of other intangibles	4,591	—	4,591	(3)	—
Impairment charges	7,010	—	7,010	(4)	—
Acquired in-process technology charge	—	—	—	(5)	—
Loss (gain) on sale of product lines	(1,952)	—	(1,952)	(6)	—
Restructuring costs	6,609	26	6,583	(7)	—

Total operating expenses	123,410	3,577	19,650		100,183

Income (loss) from operations	(39,672)	1,210	(28,495)		(12,387)
Interest expense	(1,350)	—	—		(1,350)
Investment income	2,001	—	—		2,001
Foreign exchange gain (loss)	248	—	—		248
Gain on sale of bankruptcy trade claims	11,352	1,637	9,715	(8)	—
Other income (expense), net	3,135	—	1,238	(9)	1,897

Income (loss) before income taxes	(24,286)	2,847	(17,542)		(9,591)

Interest expense (benefit)	3,020	81	—		2,939

Income (loss) from continuing operations	$(27,306)	$2,766	$(17,542)		$(12,530)

Income (loss) per share from continuing operations:
Basic	$(0.57)				$(0.26)
Diluted	$(0.57)				$(0.26)

Weighted average common shares and common share equivalents
Basic	47,891				47,891
Diluted	47,891				47,891

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment

C-COR Incorporated

Continuing Operations - Presented on a Non-GAAP basis

(unaudited, in thousands except per share amounts)

	FY 2005
	Historical June 24, 2005	Discontinued Operations Reclass	Non-GAAP Adjustments	Notes	Non-GAAP June 24, 2005
Net sales:
Products	$173,225	$—			$173,225
Content and operations management systems	23,943	—			23,943
Services	40,092	37,933			2,159

Total net sales	237,260	37,933			199,327

Cost of sales:
Products	102,708	—	—	(1)	102,708
Content and operations management systems	12,594	—	—	(1)	12,594
Services	36,463	34,526	—		1,937
Excess and obsolete inventory change	—	—	—	(2)	—

Total cost of sales	151,765	34,526	—		117,239

Gross margin	85,495	3,407	0		82,088
Gross margin %	36.0%	9.0%			41.2%

Operating expenses:
Selling and administrative	62,292	2,461	—	(1)	59,831
Research and product development	37,804	—	—	(1)	37,804
Amortization of other intangibles	5,697	—	5,697	(3)	—
Impairment charges	—	—	—	(4)	—
Acquired in-process technology charge	5,850	—	5,850	(5)	—
Loss (gain) on sale of product lines	—	—	—	(6)	—
Restructuring costs	993	—	993	(7)	—

Total operating expenses	112,636	2,461	12,540		97,635

Income (loss) from operations	(27,141)	946	(12,540)		(15,547)
Interest expense	(680)	—	—		(680)
Investment income	1,322	—	—		1,322
Foreign exchange gain (loss)	235	—	—		235
Gain on sale of bankruptcy trade claims	—	—	—	(8)	—
Other income (expense), net	(282)	—	—	(9)	(282)

Income (loss) before income taxes	(26,546)	946	(12,540)		(14,952)

Interest expense (benefit)	(856)	203	—		(1,059)

Income (loss) from continuing operations	$(25,690)	$743	$(12,540)		$(13,893)

Income (loss) per share from continuing operations:
Basic	$(0.57)				$(0.31)
Diluted	$(0.57)				$(0.31)

Weighted average common shares and common share equivalents
Basic	45,325				45,325
Diluted	45,325				45,325

Notes - Non GAAP adjustments:

(1) - Stock-based compensation

(2) - Excess and obsolete inventory charges

(3) - Amortization of intangibles

(4) - Impairment charges

(5) - Acquired in-process technology charge

(6) - Loss (gain) on sale of product lines

(7) - Restructuring costs

(8) - Gain on sale of bankruptcy trade claims

(9) - Gain on litigation judgment